UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)     March 26, 2008
Ciena Corporation
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-21969	23-2725311

(Commission File Number)	(IRS Employer Identification No.)

1201 Winterson Road, Linthicum, MD	21090

(Address of Principal Executive Offices)	(Zip Code)
(410) 865-8500
(Registrant’s Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
(e) On March 26, 2008, the shareholders of Ciena Corporation (the “Company”) approved the Ciena Corporation 2008 Omnibus Incentive Plan (the “2008 Omnibus Plan”) at the Company’s annual meeting of shareholders. The 2008 Omnibus Plan became effective upon such shareholder approval. A description of the 2008 Omnibus Plan is set forth in the Company’s proxy statement, dated February 8, 2008, for its 2008 annual meeting of shareholders, in the section entitled “Proposal No. 2 - Approval of 2008 Omnibus Incentive Plan,” which is incorporated herein by reference. This description is qualified in its entirety by reference to the copy of the 2008 Omnibus Plan attached hereto as Exhibit 10.1, which is incorporated herein by reference. On February 24, 2008, the Compensation Committee of the Board of Directors of the Company adopted forms of award agreements to be used in connection with awards of stock options and restricted stock units thereunder. The forms of award agreements are attached hereto as exhibits 10.2 and 10.3 and are incorporated by reference herein.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.
The Company filed with the Secretary of State of the State of Delaware an Amended and Restated Certificate of Incorporation of Ciena Corporation (“Restated Certificate”), effective March 27, 2008. The Restated Certificate was adopted and approved by the Board of Directors on December 12, 2007 and approved by the Company’s shareholders on March 26, 2008. A description of the Restated Certificate is set forth in the Company’s proxy statement, dated February 8, 2008, for its 2008 annual meeting of shareholders, in the section entitled “Proposal No. 3 — Amendment and Restatement of Third Restated Certificate of Incorporation,” which is incorporated herein by reference. This description is qualified in its entirety by reference to the Restated Certificate attached hereto as Exhibit 3.1, which is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Ciena Corporation

10.1	Ciena Corporation 2008 Omnibus Incentive Plan

10.2	Form of Non-Qualified Stock Option Agreement for Ciena Corporation 2008 Omnibus Incentive Plan

10.3	Form of Restricted Stock Unit Agreement for Ciena Corporation 2008 Omnibus Incentive Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ciena Corporation

Date: March 27, 2008	By:	/S/ Russell B. Stevenson, Jr. Russell B. Stevenson, Jr.
Senior Vice President, General Counsel
and Secretary